3rd Quarter 2018 as of November 5, 2018 Nasdaq: HMST

Important Disclosures Forward-Looking Statements This presentation includes forward-looking statements, as that term is defined for purposes of applicable securities laws, about our industry, our future financial performance and business plans and expectations. These statements are, in essence, attempts to anticipate or forecast future events, and thus subject to many risks and uncertainties. These forward-looking statements are based on our management's current expectations, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts, as well as a number of assumptions concerning future events. Forward-looking statements in this presentation include, among other matters, statements regarding our business plans and strategies, general economic trends (particularly those that affect mortgage origination and refinance activity) and growth scenarios and performance targets. Readers should note, however, that all statements in this presentation other than assertions of historical fact are forward-looking in nature. These statements are subject to risks, uncertainties, assumptions and other important factors set forth in our SEC filings, including but not limited to our quarterly report on Form 10-Q for the quarter ended September 30, 2018. Many of these factors and events that affect the volatility in our stock price and shareholders’ response to those events and factors are beyond our control. Such factors could cause actual results to differ materially from the results discussed or implied in the forward-looking statements. These risks include, without limitation, changes in general political and economic conditions that impact our markets and our business, actions by the Federal Reserve Board and financial market conditions that affect monetary and fiscal policy, regulatory and legislative findings or actions that may increase capital requirements or otherwise constrain our ability to do business, including restrictions that could be imposed by our regulators on certain aspects of our operations or on our growth initiatives and acquisition activities, risks related to our ability: to realize the expected cost savings from our recent restructuring activities and cost containment measures, continue to expand our commercial and consumer banking operations, grow our franchise and capitalize on market opportunities, cost-effectively manage our overall growth efforts to attain the desired operational and financial outcomes, manage the losses inherent in our loan portfolio, make accurate estimates of the value of our non-cash assets and liabilities, maintain electronic and physical security of customer data, respond to restrictive and complex regulatory environment, and attract and retain key personnel. In addition, the volume of our mortgage banking business as well as the ratio of loan lock to closed loan volume may fluctuate due to challenges our customers may face in meeting current underwriting standards, a change in interest rates, an increase in competition for such loans, changes in general economic conditions, including housing prices and inventory levels, the job market, consumer confidence and spending habits either nationally or in the regional and local market areas in which we do business, and legislative or regulatory actions or reform that may affect our business or the banking or mortgage industries more generally. Actual results may fall materially short of our expectations and projections, and we may change our plans or take additional actions that differ in material ways from our current intentions. Accordingly, we can give no assurance of future performance, and you should not rely unduly on forward-looking statements. All forward-looking statements are based on information available to us as of the date hereof, and we do not undertake to update or revise any forward-looking statements, for any reason. Basis of Presentation of Financial Data Unless noted otherwise in this presentation, all reported financial data is being presented as of the period ending September 30, 2018, and is unaudited, although certain information related to the year ended December 31, 2017, has been derived from our audited financial statements. All financial data should be read in conjunction with the notes in our consolidated financial statements. Non-GAAP Financial Measures and Targets Information on any non-GAAP financial measures such as core measures or tangible measures referenced in this presentation, including a reconciliation of those measures to GAAP measures, may also be found in the appendix, our SEC filings, and in the earnings release available on our web site. This presentation refers to long-term targets. Because targets are forward-looking and not based on historical performance, it is not possible to provide a reconciliation without undertaking unreasonable efforts. A GAAP reconciliation would require estimates of such excluded items, and it is not possible to estimate such excluded items at this time. p. 1

Who is HomeStreet? Retail deposit branches (60) Primary stand-alone lending centers (40) Primary stand-alone insurance office (1) Seattle Metro • Seattle-based diversified commercial bank – Washington company founded in 1921 • Franchise with locations in all of the major coastal markets in the Western U.S. and Hawaii Oregon • 101 bank branches and primary lending Idaho offices(1) • Market leading mortgage originator and servicer Hawaii • Total assets $7.0 billion Utah California Southern California (1) The number of offices listed above does not include 22 satellite offices that have a limited number of staff which report to a manager located in a separate primary office. p. 2

Grow and diversify Consolidated ROTE target earnings with the > 15% goal of becoming a leading West Market Focus: Coast, major • Seattle / Puget Sound & Spokane, WA • Portland, OR market footprint, • San Francisco / Bay Area, CA regional bank • Southern California • Hawaiian Islands p. 3

Strategy Expand Commercial & Consumer Banking Segment • Grow and diversify loan portfolio with focus on expanding commercial lending • Grow core deposits to improve deposit mix and support asset growth • Improve efficiency through operating leverage and process improvements • Expand product offerings and be a technology fast follower • Grow market share in highly attractive metropolitan markets p. 4

Strategy (cont.) Optimize Single Family Mortgage Banking & Servicing Segment • Committed to being a leading mortgage originator and servicer in our primary markets with a retail origination focus, broad product mix, and superior customer service • Focus on optimizing mortgage banking capacity within existing geographic footprint • Leverage mortgage customer distribution by marketing bank products and services p. 5

Strategy (cont.) Disciplined Expense Management • Mitigate cost of growth through operating leverage and disciplined expense control • Long-term target consolidated efficiency ratio <70% • Long-term segment efficiency ratio targets – Commercial and Consumer <60% – Mortgage Banking <85% p. 6

Delivering Consistent Growth Compound annual growth rate of 21% & compound organic growth rate of 15% Total Assets Bank & Branch M&A $ Millions Organic Growth November 2016: February 2016: 2 Branches ($105M) OCCB ($200M) $8,000 September 2017: August 2016: 1 Branch ($22M) $7,000 The Bank of Oswego ($42M) December 2015: 1 Branch ($26M) $6,000 March 2015: Simplicity ($879M) $5,000 November 2013: Fortune ($142M) Yakima ($125M) $4,000 December 2013 2 Branches ($32M) $3,000 $2,000 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 p. 7

Delivering Consistent Growth (cont.) Compound annual growth rate of 19% Total Deposits $ Millions De Novo Branch Openings Riverside Mill Creek Point Loma Lake City Kennewick Gig Harbor Baldwin Park $5,500 Kaimuki Redmond Mission Gorge Spokane $5,000 Kearny Mesa University $4,500 Issaquah $4,000 Phinney Ridge $3,500 Greenlake Madison PK $3,000 Ballard Everett $2,500 Capitol Hill $2,000 $1,500 $1,000 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 p. 8

Results of Operations 3 Months Ended 9 Months Ended $ Thousands Sep. 30, 2018 Sep. 30, 2017 Sep. 30, 2018 Sep. 30, 2017 Net Interest Income $51,644 $50,840 $151,107 $143,359 Provision for Credit Losses 750 250 2,500 750 Noninterest Income 58,108 83,884 188,328 239,353 Noninterest Expense 94,595 114,697 305,929 332,815 Net Income Before Taxes 14,407 19,777 31,006 49,147 Income Taxes 2,572 5,938 6,206 15,116 Net Income 11,835 13,839 24,800 34,031 Core Net Income(1) $12,253 $16,588 $30,397 $36,962 Diluted EPS $0.44 $0.51 $0.91 $1.26 Core EPS(1) $0.45 $0.61 $1.12 $1.37 Tangible BV/Share(2) $25.43 $23.86 $25.43 $23.86 Core ROAA(1) 0.69% 0.99% 0.58% 0.76% Core ROAE(1) 6.45% 9.71% 5.45% 7.39% Core ROATE(1) 6.70% 10.15% 5.67% 7.74% Net Interest Margin 3.20% 3.40% 3.22% 3.31% Core Efficiency Ratio(1) 85.7% 82.0% 88.0% 85.8% Tier 1 Leverage Ratio (Bank) 9.70% 9.86% 9.70% 9.86% Total Risk-Based Capital (Bank) 14.15% 13.65% 14.15% 13.65% Tier 1 Leverage Ratio (Company) 9.17% 9.33% 9.17% 9.33% Total Risk-Based Capital (Company) 12.82% 11.48% 12.82% 11.48% (1) Excludes impact of income tax reform-related benefit and restructuring and acquisition-related expenses, net of tax. See appendix for reconciliation of non-GAAP financial measures. (2) See appendix for reconciliation of non-GAAP financial measures. p. 9

Operating Highlights Results of Operations • Third quarter 2018 core net income of $12.3 million, or $0.45 diluted EPS1 Investments in • Core net income1 of $16.6 million in Commercial and commercial Consumer Banking Segment, a record for the segment lending have resulted in year • Total loans held for investment ended September 30, 2018, over year C&I loan at $5.0 billion, growing 16.3% since September 30, 2017 growth of 27% • Total deposits of $5.2 billion • Nonperforming asset ratio of 0.15% Strategic Results • Completed the previously announced consolidation of two retail deposit branches in Eastern Washington • 2017 and 2018 cost savings initiatives have reduced base salaries on lower headcount and reduced occupancy and G&A costs on lower office count (1) Excludes impact of restructuring and acquisition-related expenses, net of tax. See appendix for reconciliation o non-GAAP financial measures. p. 10

Net Interest Income & Margin Net Interest Income Rising short-term interest rates and flat yield curve $ Millions have pressured the net Net Interest Income Net Interest Margin interest margin 3.40% $51.6 • 3Q18 Net Interest Margin decreased to 3.20% 3.33% $51.0 but net interest income increased to $51.6 $50.8 million compared to the prior quarter $51.1 3.25% 3.25% • Net interest income increased primarily due to higher balances of loans held for investment 3.20% $48.5 • Higher yields on interest earning assets were offset by increased balances and costs of wholesale deposits and borrowings 3Q17 4Q17 1Q18 2Q18 3Q18 p. 11

Interest-Earning Assets Cash & Cash Equivalents Investment Securities Loans Held for Sale Average loans held for investment Loans Held for Investment ending balances increased $108 Average Yield million or 2.2% during the quarter. Average Balances Average Yield $ Billions Percent $6.46 $7 $6.37 4.40% $6.10 $6.27 $6.09 $6 4.30% 4.20% $5 4.31% 4.26% 4.10% $4 4.12% 4.12% 4.12% 4.00% $3 3.90% $2 3.80% $1 3.70% $0 3.60% 3Q17 4Q17 1Q18 2Q18 3Q18 p. 12

HomeStreet Available for Sale Portfolio Investment Portfolio Composition as of 9/30/2018 US Treasury Agency Debenture 1% 1% AFS Investment securities portfolio market value is $831m. CMO 33% The investment portfolio has an Municipal average credit rating of Aa1. 45% Corporates 3% 2018 YTD Yield(2) Duration(2) Total Return(1) HomeStreet AFS Investment MBS 17% -.36 3.69 4.84 Portfolio Composition Adjusted MBS -.75 3.60 5.08 and municipal indices(3) HMST performance data: Bloomberg PORT+. (1) As of September 30, 2018. (2) Yield and duration Include FTE adjustment. Yields are at current market prices, not book. Duration adjusted using 21% effective tax rate. (3) Bloomberg Barclays US MBS index total return value unhedged USD (52% primary liquidity portfolio) and Bloomberg Barclays Municipal Bond index total return index value unhedged (48% contingent liquidity portfolio) adjusted to reflect HMST portfolio composition as of 12/31/2017. p. 13

Noninterest Income Noninterest Income Other Noninterest Income $ Millions Loan Servicing Income Net Gain on Mortgage Loan Origination and Sale Activities $100 $83.9 $80 $72.8 $69.4 $60.8 $58.1 $60 $40 $20 $0 3Q17 4Q17 1Q18 2Q18 3Q18 • Noninterest income decreased primarily due to lower net gain on loan origination and sale activities. • Net gain on loan origination and sale activities decreased $12.5 million primarily due to lower mortgage banking volume of loan sales and lower composite profit margin. p. 14

Noninterest Expense Restructuring-related expenses Noninterest Expense Merger-related expenses FTE $ Millions Core noninterest expense FTE $120 2,500 $100 2,400 $80 2,300 $60 $40 2,200 $20 2,100 $0 2,000 3Q17 4Q17 1Q18 2Q18 3Q18 Total Noninterest Expense $114.7 $106.8 $100.8 $110.6 $94.6 Restructuring-Related Expenses $3.9 ($0.3) ($0.3) $6.9 $0.5 Merger-Related Expenses $0.4 $0.1 ($0.0) $0.0 $0.0 Core Noninterest Expense(1) $110.5 $107.0 $101.1 $103.7 $94.1 Core Salaries & Related Costs(1) $74.8 $70.8 $66.7 $68.7 $60.3 Core General & Administrative(1) $16.1 $15.9 $14.6 $14.7 $14.0 Core Other Noninterest Expense(1) $19.6 $20.3 $19.8 $20.3 $19.7 FTE 2,463 2,419 2,384 2,253 2,053 Core Efficiency Ratio(1) 82.0% 86.4% 92.5% 86.1% 85.7% (1) Excludes restructuring and acquisition-related expenses, which are shown in “restructuring-related expenses” and “merger-related expenses” in the table. See appendix for reconciliation of non-GAAP financial measures. p. 15

Noninterest Expense Year-Over-Year Change $ Millions $340.0 $2.6 $12.9 $332.8 $330.0 $13.9 $320.0 $5.8 $310.0 $2.8 $305.9 $1.2 $1.4 $300.0 $290.0 $280.0 3Q17 YTD Restructuring Bonus & Salaries & G&A (Core) Occupancy Information Other (Core) 3Q18 YTD & acquisition commissions related excl. (Core) services (Core) related (Core) incentives (Core) • Bonus & commissions lower primarily due to lower loan volume • Salaries & related lower primarily due to headcount falling from 2,552 FTE at December 31, 2016, to 2,053 at September 30, 2018 • G&A and Occupancy lower primarily due to office count falling from 141 to 123 during the same period • Information services increased primarily due to investment in upgrading technology platform to support growth (Other noninterest expense includes categories such as FDIC assessments, legal, consulting, marketing, and the cost of foreclosure, amongst other expenses. p. 16

Commercial & Consumer Banking Segment p. 17

Commercial & Consumer Banking Segment Overview Overview • Commercial Banking – Commercial lending, including SBA – All CRE property types with multifamily focus – FNMA DUS lender / servicer – Residential and commercial construction – Commercial deposit, treasury and cash management services • Consumer Banking – Consumer loan and deposit products – Consumer investment, insurance and private banking products and services Strategic Objectives • Strategic focus on major coastal markets of Western U.S. • Diversify and grow loan portfolio average of 2-4% per quarter(1) • Manage revenue growth to exceed non-interest expense growth, creating operating leverage • Credit strategy of generally competing on price and not on credit terms • Manage credit risk by monitoring portfolio and geographic early warning indicators • Long-term efficiency ratio target of <60% • Long-term ROTE target > 12% (1) Actual growth of loan portfolio is subject to, among other things, actual loan production volumes, portfolio runoff, portfolio loan sales, portfolio credit performance, net interest margin, and market forces. Other portfolio management considerations include liquidity management, capital requirements and profitability. p.p. 1818

Commercial & Consumer Banking Segment 3 Months Ended 9 Months Ended $ Thousands Sep. 30, 2018 Sep. 30, 2017 Sep. 30, 2018 Sep. 30, 2017 Net Interest Income $47,861 $45,314 $141,054 $128,666 Provision for Credit Losses 750 250 2,500 750 Noninterest Income 10,651 11,962 26,152 29,663 Noninterest Expense 37,813 37,160 115,371 110,261 Net Income Before Taxes 19,949 19,866 49,335 47,318 Income Taxes 3,382 5,904 10,662 14,618 Net Income 16,567 13,962 36,673 32,700 Core Net Income(1) $16,571 $14,191 $38,654 $33,044 Core ROAA(1) 1.03% 1.00% 0.83% 0.80% Core ROAE(1) 11.32% 10.35% 9.21% 8.33% Core ROATE(1) 11.91% 10.94% 9.72% 8.84% Core Efficiency Ratio(1) 64.6% 64.3% 69.0% 69.3% Net Interest Margin 3.11% 3.33% 3.14% 3.25% Total Average Earning Assets 5,930,874 5,305,367 5,769,481 5,210,923 FTE 930 977 930 977 (1) Excludes impact of income tax reform-related expense and acquisition-related and restructuring-related expenses, net of tax. See appendix for reconciliation of non-GAAP financial measures. p. 19

Commercial & Consumer Banking Segment Quarterly Trend 3 Months Ended $ Thousands Sep. 30, 2018 Jun. 31, 2017 Mar. 31, 2018 Dec. 30, 2017 Sep. 30, 2017 Net Interest Income $47,861 $47,745 $45,448 $45,876 $45,314 Provision for Credit Losses - 250 750 1,000 750 Noninterest Income 10,651 8,405 7,096 12,697 11,962 Noninterest Expense 37,813 39,286 38,272 38,716 37,160 Net Income Before Taxes 19,949 15,864 13,522 19,857 19,866 Income Taxes 3,382 3,964 3,316 10,496 5,904 Net Income 16,567 11,900 10,206 9,361 13,962 Core Net Income(1) $16,571 $11,916 $10,167 $13,568 $14,191 Core ROAA(1) 1.03% 0.76% 0.69% 0.91% 1.00% Core ROAE(1) 11.32% 8.75% 7.42% 9.55% 10.35% Core ROATE(1) 11.91% 9.24% 7.83% 10.08% 10.94% Net Interest Margin 3.11% 3.12% 3.18% 3.26% 3.33% Core Efficiency Ratio(1) 64.6% 69.9% 72.9% 66.0% 64.3% Total Average Earnings Assets $5,930,874 $5,810,375 $5,563,154 $5,492,058 $5,305,367 FTE 930 938 981 975 977 (1) Excludes impact of income tax reform-related benefit and restructuring and acquisition-related expenses, net of tax. See appendix for reconciliation of non-GAAP financial measures. p. 20

Loan Production Trend Commitments Sep. 30, 2018 Jun. 31, 2018 Mar. 31, 2018 Dec. 30, 2017 Sep. 30, 2017 $ Millions Single Family $107 14% $187 22% $125 18% $207 28% $188 23% SFR Custom Home Construction 71 10% 87 10% 59 9% 53 7% 61 8% Home Equity and Other 124 17% 141 17% 92 13% 98 13% 81 10% Total Consumer Loans $302 41% $415 49% $276 40% $358 48% $330 41% Non-owner Occupied CRE $49 7% $24 3% $36 5% $45 6% $54 7% Multifamily 137 19% 89 11% 89 13% 55 7% 122 15% Residential Construction 145 20% 181 22% 185 27% 167 23% 167 21% CRE / Multifamily Construction 20 3% 78 9% 58 8% 64 8% 72 9% Total CRE Loans $351 49% $372 45% $368 53% $331 44% $415 52% Owner Occupied CRE $9 1% $8 1% $11 2% $29 4% $31 4% Commercial Business 63 9% 44 5% 36 5% 28 4% 29 4% Total C&I loans $72 10% $52 6% $47 7% $57 8% $60 7% Total $725 100% $839 100% $691 100% $746 100% $805 100% p. 21

Loan Balance Trend Balances Sep. 30, 2018 Jun. 31, 2018 Mar. 31, 2018 Dec. 30, 2017 Sep. 30, 2017 $ Millions Single Family $1,418 28% $1,416 29% $1,444 30% $1,381 30% $1,269 29% SFR Custom Home Construction 185 4% 166 3% 150 3% 145 3% 138 3% Home Equity and Other 541 11% 513 10% 470 10% 454 10% 437 10% Total Consumer Loans $2,144 43% $2,095 42% $2,064 43% $1,980 43% $1,844 42% Non-owner Occupied CRE $667 13% $641 13% $634 13% $623 14% $651 15% Multifamily 893 18% 836 17% 812 17% 728 16% 747 17% Residential Construction 320 6% 322 7% 331 7% 310 7% 285 7% CRE / Multifamily Construction 286 6% 291 6% 258 6% 232 5% 231 5% Total CRE Loans $2,166 43% $2,090 43% $2,035 43% $1,893 42% $1,914 44% Owner Occupied CRE $421 8% $400 8% $394 8% $392 9% $335 8% Commercial Business 315 6% 319 7% 287 6% 265 6% 246 6% Total C&I Loans $736 14% $719 15% $681 14% $657 15% $581 14% Total Loans Held for Investment $5,046 100% $4,904 100% $4,780 100% $4,530 100% $4,339 100% p. 22

Loan Portfolio Loan Composition: $5.05 Billion CRE by Property Type: $1.98 Billion (1) Other C&I (1) 11% 14% CRE Perm Nonowner Retail Multifamily 13% 14% 45% Single Family 28% Office 19% Multifamily Industrial 18% 11% Construction by Property Type: $791 Million Construction Land & Lots Home Equity & Other 9% All Types Custom Home 11% 16% Construction 23% Residential Construction A highly diversified loan portfolio by 31% product and geography. Multifamily Construction 26% CRE 11% (1) Includes owner occupied CRE p. 23

Permanent Commercial Real Estate CA Los Angeles County Other Lending Overview CA Other WA King/Pierce/Snohomish Oregon WA Other Geographical Distribution (Balances) 11% 4% 20% 17% 12% 11% 20% 19% 5% 2% 9% 9% 10% 1% 48% 12% 11% 49% 12% 20% 36% 8% 12% 4% 3% 42% 7% 17% 5% 64% Multifamily Industrial / Warehouse Office Retail Other Loan Characteristics • Up To 30 Year Term • Up To 15 Year Term • Up To 15 Year Term • Up To 15 Year Term • Additional property types are • $30MM Loan Amt. Max • $30MM Loan Amt. Max • $30MM Loan Amt. Max • $30MM Loan Amt. Max reviewed on a case by case • ≥ 1.15 DSCR • ≥ 1.25 DSCR • ≥ 1.25 DSCR • ≥ 1.25 DSCR basis • Avg. LTV @ Orig. ~ 60% • Avg. LTV @ Orig. ~ 68% • Avg. LTV @ Orig. ~ 69% • Avg. LTV @ Orig. ~ 62% • Includes acquired loan types • Examples include: Self Storage & Hotel 9/30/18 Balances Outstanding Totaling $1.98 Billion • Balance: $892M • Balance: $220M • Balance: $383M • Balance: $268M • Balance: $218M • % of Balances: 45% • % of Balances: 11% • % of Balances: 19% • % of Balances: 14% • % of Balances: 11% • Portfolio Avg. LTV ~ 54%(1) • % Owner Occupied: 51% • % Owner Occupied: 24% • % Owner Occupied: 24% • % of Owner Occupied: 24% • Portfolio Avg. DSCR ~ 1.55x • Portfolio LTV ~ 61%(1) • Portfolio LTV ~ 63%(1) • Portfolio LTV ~ 53%(1) • Portfolio LTV ~ 47%(1) • Avg. Loan Size: $2.2M • Portfolio Avg. DSCR ~ 1.61x • Portfolio Avg. DSCR ~ 1.70x • Portfolio Avg. DSCR ~ 1.73x • Portfolio Avg. DSCR ~ 1.86x • Largest Dollar Loan: $24.5M • Avg. Loan Size: $1.6M • Avg. Loan Size: $2.2M • Avg. Loan Size: $2.0M • Avg. Loan Size: $1.7M • Largest Dollar Loan: $12.2M • Largest Dollar Loan: $25.0M • Largest Dollar Loan: $19.1M • Largest Dollar Loan: $26.5M HomeStreet lends within the full spectrum of commercial real estate lending types, but is deliberate in achieving diversification among property types and geographic areas to mitigate concentration risk. (1) Property values as of origination date. p. 24

Seattle Metro Hawaii Construction Lending Overview Puget Sound Other California WA Other Utah Portland Metro Idaho OR Other Other: AZ, CO Geographical Distribution (Balances) 4% 4% 2% 3% 13% 13% 9% 6% 5% 32% 14%5% 0% 4% 25% 29% 29% 1% 9% 1% 38% 14% 2% 4% 12% 25% 11% 3% 14% 21% 2% 5% 12% 18% 47% 5% 3% 3% 30% 21% 2% Custom Home Construction Multifamily Commercial Residential Construction Land and Lots Loan Characteristics • 18-36 Month Term • 18-36 Month Term • 12-18 Month Term • ≤ 80% LTC • 12-24 Month Term • 12 Month Term • ≤ 80% LTC • LTC: ≤ 95% Presale & Spec • Minimum 15% Cash Equity • ≤ 50% -80% LTC • Consumer Owner Occupied • Minimum 15% Cash Equity • Leverage, Liquid. & Net • ≥ 1.25 DSC • Strong, experienced, • Borrower Underwritten • ≥ 1.20 DSC Worth Covenants as • ≥ 50% pre-leased office/retail vertically integrated builders similar to Single Family • Portfolio LTV ~ 67% appropriate • Portfolio LTV ~58% • Portfolio LTV ~ 66% • Liquidity and DSC covenants • Portfolio LTV ~ 73% • Liquidity and DSC covenants 9/30/18 Balances Outstanding Totaling $791 Million • Balance: $185M • Balance: $209M • Balance: $86M • Balance: $241M • Balance: $70M • Unfunded Commitments: • Unfunded Commitments: • Unfunded Commitments: • Unfunded Commitments: • Unfunded Commitments: $150M $206M $21M $233M $25M • % of Balances: 23% • % of Balances: 27% • % of Balances: 11% • % of Balances: 30% • % of Balances: 9% • % of Unfunded • % of Unfunded • % of Unfunded • % of Unfunded • % of Unfunded Commitments: 23% Commitments: 32% Commitments: 4% Commitments: 36% Commitments: 4% • Avg. Loan Size: $515K • Avg. Loan Size: $4.0M • Avg. Loan Size: $7.8M • Avg. Loan Size: $347K • Avg. Loan Size: $663K • Largest Dollar Loan: $2.5M • Largest Dollar Loan: $29.1M • Largest Dollar Loan: $22.7M • Largest Dollar Loan: $7.0M • Largest Dollar Loan: $3.3M Construction lending is a broad category that includes many different loan types, which are often characterized by different risk profiles. HomeStreet lends within the full spectrum of construction lending types, but is deliberate in achieving diversification among the types to mitigate risk. Additionally, recent geographic expansion has provided an opportunity to increase diversification. p. 25

Credit Quality Sep. 30, 2018 Jun. 31, 2018 Mar. 31, 2018 Dec. 30, 2017 Sep. 30, 2017 Group Group Group Group Group $ Thousands HMST Median HMST Median HMST Median HMST Median HMST Median Nonperforming Assets(1) $10,389 -- $10,381 -- $11,176 -- $15,705 -- $18,827 -- Nonperforming Loans $9,638 -- $9,630 -- $10,879 -- $15,041 -- $15,123 -- OREO $751 -- $751 -- $297 -- $664 -- $3,704 -- Nonperforming Assets/Total Assets(1) 0.15% (3) 0.14% 0.24% 0.16% 0.26% 0.23% 0.28% 0.28% 0.32% Nonperforming Loans/Total Loans 0.19% (3) 0.20% 0.27% 0.23% 0.31% 0.33% 0.31% 0.35% 0.37% Total Delinquencies/Total Loans 1.29% (3) 1.33% 0.56% 1.47% 0.56% 1.52% 0.72% 1.60% 0.67% Total Delinquencies/Total Loans, 0.26% (3) 0.21% 0.51% 0.23% 0.52% 0.37% 0.68% 0.44% 0.61% Adjusted(2) ALLL/Total Loans 0.80% (3) 0.80% 1.01% 0.81% 1.05% 0.83% 1.05% 0.85% 1.08% ALLL/Nonperforming Loans (NPLs) 419.57% (3) 409.97% 408.24% 359.32% 309.94% 251.6% 321.15% 245.0% 263.3% ALLL/Total Loans, Excluding 0.84% -- 0.85% -- 0.87% -- 0.90% -- 0.93% -- Purchased Loans Purchased Discount & Reserves/Gross 2.67% -- 2.72% -- 2.83% -- 2.87% -- 2.98% -- Purchased Loans(4) The credit comparison group -- selected at the direction of our regulators comprising banks with some similar loan portfolio characteristics -- consists of: Allegiance Bank, Alpine Bank, American Bank, American National Bank of Texas, Banc of California, Bank of Utah, Banner Bank, Cache Valley Bank, Columbia State Bank, CommunityBank of Texas, Falcon International Bank, First Financial Northwest Bank, Guaranty Bank & Trust, Independent Bank, International Bank of Commerce, Inwood National Bank, Jefferson Bank, Pacific Premier Bank, People’s Intermountain Bank, Pioneer Bank, Post Oak Bank, Prosperity Bank, Texas Bank and Trust, Veritex Community Bank, Washington Federal, Western Alliance Bank, and WestStar Bank. This group is not used for any other comparative purposes. (1) Nonperforming assets includes nonaccrual loans and OREO; excludes performing TDRs and SBAs. (2) Total delinquencies and total loans – adjusted (net of Ginnie Mae EBO loans (FHA/VA loans) and guaranteed portion of SBA loans). (3) Not available at time of publishing. (4) While not a loss reserve, purchase discounts are available to absorb credit related losses on loans purchased with discounts. p. 26

Deposits Balances Interest-Bearing Transaction & Savings Deposits Noninterest-Bearing Transaction & Savings Deposits $ Millions Time Deposits Mortgage Svcg. Escrow Accts. & Other $6,000 $5,120 $5,155 $4,761 $5,049 $5,000 $4,670 $4,000 54% 53% 51% 51% 54% $3,000 12% 12% $2,000 13% 12% 12% $1,000 25% 25% 26% 27% 30% $- 11% 8% 9% 8% 7% 9/30/17 12/31/17 3/31/18 6/30/2018 9/30/2018 Total Cost of Deposits 0.53% 0.57% 0.67% 0.77% 0.88% • Cost of deposits, excluding brokered CDs, ended 3Q18 at 0.70%, increasing by 5 basis points since 2Q18 and 21 basis points since 3Q17. Brokered deposit balances increased from $606 million at 6/30/18 to $759 million at 9/30/18. These were priced more attractively than FHLB advances and replaced decreases in business, personal and servicing related balances. • Deposit growth during the quarter of 5% in our de novo branches, those opened within five years. Opened 19 branches, or 32% of our total network, during this time period p. 27

Mortgage Banking Segment p. 28

Mortgage Banking Segment Overview Overview • Regional Single Family retail mortgage origination and servicing platform • Majority of production sold into secondary market • Fannie Mae, Freddie Mac, FHA, VA lender since programs’ inceptions • Portfolio products: jumbo, HELOC and custom home construction • Servicing retained on majority of originated loans sold to secondary markets Strategic Objectives • Optimize operations and origination capacity to match market conditions • Leverage new loan origination system to drive operational efficiency, provide stronger compliance management controls and improve customer service • Use retail focus, broad product mix, technology, and competitive pricing to increase market share • Long-term efficiency ratio target of <85% • Long-term ROE target of >20% (1) Actual growth of loan portfolio is subject to, among other things, actual loan production volumes, portfolio runoff, portfolio loan sales, portfolio credit performance, net interest margin, and market forces. Other portfolio management considerations include liquidity management, capital requirements and profitability. p. 29

Mortgage Banking Segment 3 Months Ended 9 Months Ended $ Thousands Sep. 30, 2018 Sep. 30, 2017 Sep. 30, 2018 Sep. 30, 2017 Net Interest Income $3,783 $5,526 $10,053 $14,693 Noninterest Income 47,457 71,922 162,177 209,690 Noninterest Expense 56,782 77,537 190,560 222,554 Net Income (Loss) Before Taxes (5,542) (89) (18,330) 1,829 Income Taxes (810) 34 (4,456) 498 Net Income (Loss) (1) (4,732) (123) (13,874) 1,331 Core Net Income (Loss)(1) $(4,732) $2,397 $(8,259) $3,918 Core ROAA(1) (2.36)% 0.92% (1.45)% 0.00% Core ROATE(1) (11.19)% 6.82% (6.91)% 0.00% Core Efficiency Ratio(1) 109.8% 95.1% 106.5% 97.4% FTE 1,123 1,486 1,123 1,486 (1) Excludes impact of income tax reform-related benefit and restructuring-related expenses, net of tax. See appendix for reconciliation of non-GAAP financial measures. p. 30

Mortgage Banking Segment 3 Months Ended $ Thousands Sep. 30, 2018 Jun. 31, 2018 Mar. 31, 2018 Dec. 30, 2017 Sep. 30, 2017 Net Interest Income $3,783 $3,258 $3,012 $5,203 $5,526 Noninterest Income 47,457 60,984 53,735 60,104 71,922 Noninterest Expense 56,782 71,279 62,497 68,122 77,537 Net Income (Loss) Before (5,542) (7,037) (5,750) (2,815) (89) Taxes Income Taxes (810) (2,236) (1,410) (28,369) 34 Net Income (Loss) $(4,732) $(4,801) $(4,340) $25,554 $(123) Core Net Income (Loss)(1) $(4,318) $630 $(4,570) $(2,101) $2,397 Core ROAA(1) (2.36)% 0.32% (2.46)% 0.84% 0.92% Core ROATE(1) (11.19% 1.39% (12.78)% (5.88)% 6.82% Core Efficiency Ratio(1) 109.8% 100.3% 110.7% 104.7% 95.1% FTE 1,123 1,315 1,403 1,444 1,486 (1) Excludes impact of income tax reform-related benefit and restructuring-related expenses, net of tax. See appendix for reconciliation of non-GAAP financial measures. p. 31

Mortgage Origination Quarterly Volume Trend Total Closed Loans $ Millions Total Rate Locks $2,500 $2,000 $1,500 $1,000 $500 $0 3Q17 4Q17 1Q18 2Q18 3Q18 HMST $1,863 $1,753 $1,362 $1,584 $1,392 WMS $172 $134 $91 $156 $143 Closed Loans $2,035 $1,887 $1,453 $1,740 $1,535 Purchase Percent 77% 68% 68% 79% 78% Refinance Percent 23% 32% 32% 21% 22% Rate Locks $1,873 $1,535 $1,572 $1,680 $1,283 Purchase Percent 71% 68% 73% 82% 80% Refinance Percent 29% 32% 27% 18% 20% p. 32

Mortgage Origination (cont.) Single Family Composite Margin Loan fees/closed loans Basis Points Secondary gains/rate locks 400 300 200 100 0 3Q17 4Q17 1Q18 2Q18 3Q18 Secondary Gains/Rate Locks(1) 303 290 264 287 272 Loan Fees/Closed Loans(2) 39 39 40 39 39 Composite Margin 342 329 304 326 311 (1) Represents combined value of secondary market gains and originated mortgage servicing rights stated as a percentage of interest rate lock commitments. (2) Loan origination and funding fees stated as a percentage of mortgage originations from the retail channel and excludes loans purchased from WMS. p. 33

Mortgage Servicing Mortgage Servicing Portfolio Sold $4.9 billion in unpaid principal balance $ Billions at a gain of $573 SF Loans Serviced for Others thousand during 2Q18 W.A. Servicing Fee Multiple $24 $23.2 5.0 $22.6 • Constant Prepayment Rate (CPR) – 11.1% for $21.9 $22 4.5 Q3 2018 4.61 • W.A. servicing fee – 28.8 bps 4.49 4.47 • W.A age – 33.6 months $20 $19.8 4.0 4.05 $19.1 • W.A. expected life – 78.8 months as of 9/30/18 3.96 • Composition of FHA/VA– 28.7% $18 3.5 • Total delinquency – 1.5% (including foreclosures) $16 3.0 • W.A. note rate – 4.2% 3Q17 4Q17 1Q18 2Q18 3Q18 p. 34

Outlook p. 35

Key Drivers Guidance Metric 4Q18 1Q19 2019 Mortgage loan locks and forward sale $1.1B $1.3B $5.7B commitments Mortgage loan held for sale closing volume $1.2B $1.1B $5.8B Mortgage banking gain on sale composite margin 310-320 310-320 310-320 (bps) Average quarterly net loan portfolio growth 2-4% 2-4% 2-4% Net interest margin (bps) 310-320 310-320 310-320 Average noninterest expense growth(1) (3)-(5)% NA ~(1)% The information in this presentation, particularly including but not limited to that presented on this slide, is forward-looking in nature, and you should review Item 1A, “Risk Factors,” in our most recent Quarterly Report on From 10-Q for a list of factors that may cause us to deviate from our plans or to fall short of our expectations. (1) Subject to seasonality and cyclicality in single family closed loan volume. Quarter over quarter expense change forecasts are highly dependent on the seasonal starting point. (2) Subject to seasonality of commercial loan sales volume. Quarter over quarter expense change forecasts are highly dependent on the seasonal starting point. p. 36

Appendix p. 37

Statements of Financial Condition 3 Months Ended $ Thousands Sep. 30, 2018 Jun. 31, 2018 Mar. 31, 2018 Dec. 30, 2017 Sep. 30, 2017 Cash and Cash Equivalents $59,006 $176,218 $66,289 $72,718 $55,050 Investment Securities 903,685 907,457 915,483 904,304 919,459 Loans Held For Sale 404,440 568,514 500,533 610,902 851,126 Loans Held For Investment, Net 5,026,301 4,883,310 4,758,261 4,506,466 4,313,225 Mortgage Servicing Rights 291,759 272,205 320,105 284,653 268,072 Other Real Estate Owned 751 752 297 664 3,704 Federal Home Loan Bank Stock, at Cost 40,732 48,157 41,923 46,639 52,486 Premises and Equipment, Net 95,737 99,155 104,508 104,654 104,389 Goodwill 22,564 22,564 22,564 22,564 22,564 Other Assets 184,107 185.545 194,093 188,477 206,271 Total Assets $7,029,082 $7,163,877 $6,924,056 $6,742,041 $6,796,346 Deposits $5,155,042 $5,120,285 $5,048,996 $4,760,952 $4,670,486 Federal Home Loan Bank Advances 816,591 1,008,613 851,657 979,201 1,135,245 Accounts Payable And Other Liabilities 162,252 173,145 172,119 172,234 193,866 Federal funds purchased & securities sold under agreements to repurchase 55,000 - 25,000 - - Other Borrowings - 30,007 - - - Long-term Debt 125,415 125,368 125,321 125,274 125,280 Total Liabilities 6,314,300 6,457,418 6,223,093 6,037,661 6,124,877 Preferred Stock - - - - - Common Stock 511 511 511 511 511 Additional Paid-in Capital 341,606 340,723 339,902 339,009 338,283 Retained Earnings 396,782 384,947 377,848 371,982 337,067 Accumulated Other Comprehensive Income (Loss) (24,117) (19,722) (17,298) (7,122) (4,392) Total Shareholders’ Equity 714,782 706,459 700,963 704,380 671,469 Total Liabilities and Shareholders’ Equity $7,029,082 $7,163,877 $6,924,056 $6,742,041 $6,796,346 p. 38

Segment Core Earnings Contribution Average Earnings and 12 Months Ended Returns Dec. 31, Dec. 31, Dec. 31, Dec. 31, Dec. 31, Dec. 31, 1/1/2012- 1/1/2013- $ Thousands 2012 2013 2014 2015 2016 2017 12/31/2017 12/31/2017 Commercial & Consumer Banking Core Net Income (Loss)(1) (12,703) 8,930 16,734 21,035 35,438 46,612 19,341 25,750 Core ROATE(1) (7.74)% 4.65% 8.21% 7.07% 8.14% 9.19% 6.45% 7.87% Core ROAA(1) (0.67)% 0.42% 0.65% 0.59% 0.74% 0.82% 0.56% 0.69% Core Efficiency Ratio(1) 107.6% 82.9% 76.3% 74.9% 69.2% 68.4% 75.1% 72.5% Mortgage Banking Core Net Income (Loss)(1) 94,829 17,836 7,511 23,302 27,351 1,817 28,774 15,563 Core ROATE(1) 200.77% 32.79% 10.54% 18.68% 26.78% 1.31% 32.07% 15.85% Core ROAA(1) 18.83% 2.97% 1.19% 2.35% 2.79% 0.20% 3.73% 1.88% Core Efficiency Ratio(1) 50.1% 85.6% 93.8% 87.1% 87.5% 99.1% 84.3% 90.6% HomeStreet Consolidated Core Net Income (Loss)(1) 82,126 26,766 24,245 44,337 62,789 48,429 48,115 41,313 Core ROATE(1) 38.86% 10.87% 8.81% 10.50% 11.68% 7.50% 12.35% 9.71% Core ROAA(1) 3.42% 0.98% 0.76% 0.97% 1.09% 0.73% 1.14% 0.90% Core Efficiency Ratio(1) 61.5% 84.8% 87.6% 83.0% 81.1% 85.9% 81.2% 84.1% (1) Excludes impact of income tax reform-related (benefit ) expense and restructuring and acquisition-related expenses, net of tax. See reconciliation of non-GAAP financial measures. p. 39

Non-GAAP Financial Measures Tangible Book Value Quarter Ended 9 Months Ended $ Thousands, Except Share Data Sep. 30, Jun. 31, Mar. 31, Dec. 30, Sep. 30, Sep. 30, Sep. 30, 2018 2018 2018 2017 2017 2018 2017 Shareholders’ Equity $714,782 $706,459 $700,963 $704,380 $671,469 $714,782 $671,469 Less: Goodwill and Other (28,442) (28,848) (29,254) (29,661) (29,893) (28,442) (29,893) Intangibles Tangible Shareholders’ Equity $686,340 $677,611 $671,709 $674,719 $641,576 $686,340 $641,576 Common Shares Outstanding 26,989,742 26,978,229 26,972,074 26,888,288 26,884,402 26,989,742 26,884,402 Book Value Per Share $26.48 $26.19 $25.99 $26.20 $24.98 $26.48 $24.98 Impact of Goodwill and ($1.05) ($1.07) ($1.09) ($1.11) ($1.12) ($1.05) ($1.12) Other Intangibles Tangible Book Value Per Share $25.43 $25.12 $24.90 $25.09 $23.86 $25.43 $23.86 Average Shareholders’ Equity 760,446 751,593 717,742 701,849 683,186 743,417 667,124 Less: Average Goodwill and (28,698) (29,109) (29,500) (29,898) (29,722) (29,099) (30,142) Other Intangibles Average Tangible Shareholders’ 731,748 722,484 688,242 671,951 653,464 714,318 636,982 Equity Return on Average 6.23% 3.78% 3.27% 19.90% 8.10% 4.45% 6.80% Shareholders’ Equity Impact of Goodwill and 0.24% 0.15% 0.14% 0.88% 0.37% 0.18% 0.32% Other Intangibles Return on Average Tangible 6.47% 3.93% 3.41% 20.78% 8.47% 4.63% 7.12% Shareholders’ Equity p. 40

Non-GAAP Financial Measures Core Net Income Quarter Ended 9 Months Ended $ Thousands Sep. 30, Jun. 31, Mar. 31, Dec. 30, Sep. 30, Sep. 30, Sep. 30, 2018 2018 2018 2017 2017 2018 2017 Net Income 11,835 7,099 5,866 34,915 13,839 24,800 34,031 Impact of Income Tax Reform-related Benefit - - - (23,326) - - - Impact of Restructuring-related Items (Net of Tax) 414 5,445 (230) (169) 2,520 5,629 2,587 Impact of Acquisition-related Items (Net of Tax) 4 3 (39) 47 229 (32) 344 Net Income, Excluding Income Tax Reform-related Benefit, Restructuring (Net of Tax) and Acquisition- 12,253 12,547 5,597 11,467 16,588 30,397 36,962 related Items (Net of Tax) Noninterest Expense 94,595 110,565 100,769 106,838 114,697 305,929 332,815 Impact of Restructuring-related Expenses (524) 6,892 291 260 (3,877) (7,125) (3,980) Impact of Acquisition-related Expenses (5) (4) 50 (72) (353) 41 (530) Noninterest Expense, Excluding Restructuring and 94,066 103,669 101,110 107,026 110,467 298,845 328,305 Acquisition-related Expenses Diluted Earnings Per Common Share 0.44 0.26 0.22 1.29 0.51 0.91 1.26 Impact of Income Tax Reform-related Benefit - - - (0.86) - - - Impact of Restructuring-related Items (Net of Tax) 0.01 0.20 (0.01) (0.01) 0.09 0.21 0.10 Impact Of Acquisition-related Items (Net of Tax) - - - - 0.01 - 0.01 Diluted Earnings Per Common Share, Excluding Income Tax Reform-related Benefit, Restructuring (Net of Tax) 0.45 0.46 0.21 0.42 0.61 1.12 1.37 and Acquisition-related Items (Net of Tax) Return On Average Assets 0.66% 0.40% 0.35% 2.03% 0.83% 0.47% 0.70% Impact of Income Tax Reform-related Benefit 0.00% 0.00% 0.00% (1.35)% 0.00% 0.00% 0.00% Impact of Restructuring-related Items (Net Of Tax) 0.02% 0.31% (0.01)% (0.01)% 0.15% 0.11% 0.05% Impact of Acquisition-related Items (Net of Tax) 0.01% 0.00% (0.01)% 0.00% 0.01% 0.00% 0.01% Return On Average Assets, Excluding Income Tax Reform-related Benefit, Restructuring (Net of Tax) and 0.69% 0.71% 0.33% 0.67% 0.99% 0.58% 0.76% Acquisition-related Items (Net of Tax) p. 41

Non-GAAP Financial Measures Core Net Income (cont.) Quarter Ended 9 Months Ended $ Thousands Sep. 30, Jun. 31, Mar. 31, Dec. 30, Sep. 30, Sep. 30, Sep. 30, 2018 2018 2018 2017 2017 2018 2017 Return On Average Shareholders' Equity 6.23% 3.78% 3.27% 19.90% 8.10% 4.45% 6.80% Impact of Goodwill and Other Intangibles 0.24% 0.15% 0.14% 0.88% 0.37% 0.18% 0.32% Return On Average Tangible Shareholders’ Equity 6.47% 3.93% 3.41% 20.78% 8.47% 4.63% 7.12% Return On Average Shareholders' Equity 6.23% 3.78% 3.27% 19.90% 8.10% 4.45% 6.80% Impact of Income Tax Reform-related Benefit 0.00% 0.00% 0.00% (13.29)% 0.00% 0.00% 0.00% Impact of Restructuring-related Items (Net of Tax) 0.22% 2.90% (0.13)% (0.10)% 1.49% 1.01% 0.52% Impact of Acquisition-related Items (Net of Tax) 0.00% 0.00% (0.02)% 0.03% 0.12% (0.01)% 0.07% Return On Average Shareholders' Equity, Excluding Income Tax Reform-related Benefit, Restructuring (Net of 6.45% 6.68% 3.12% 6.54% 9.71% 5.45% 7.39% Tax) And Acquisition-related Items (Net of Tax) Efficiency Ratio 86.19% 91.84% 92.20% 86.24% 85.13% 90.13% 86.96% Impact of Restructuring-related Items (0.48)% (5.72)% 0.26% 0.21% (2.87)% (2.10)% (1.04)% Impact of Acquisition-related Items (0.00)% (0.01)% 0.05% (0.06)% (0.26)% 0.01% (0.14)% Efficiency Ratio, Excluding Restructuring and 85.71% 86.11% 92.51% 86.39% 82.00% 88.04% 85.78% Acquisition-related Items p. 42

Non-GAAP Financial Measures Core Net Income Commercial & Consumer Banking Quarter Ended 9 Months Ended $ Thousands Sep. 30, Jun. 31, Mar. 31, Dec. 30, Sep. 30, Sep. 30, Sep. 30, 2018 2018 2018 2017 2017 2018 2017 Net Income $16,567 $11,900 $10,206 $9,361 $13,962 $38,673 $32,700 Impact of Income Tax Reform-related Expense - - - 4,160 - - - Impact of Restructuring-related Items (Net of Tax) - 13 - - - 13 - Impact of Acquisition-related Items (Net of Tax) 4 3 (39) 47 229 (32) 344 Net Income, Excluding Income Tax Reform-related $16,571 $11,916 $10,167 $13,568 $14,191 $38,654 $33,044 Expense and Acquisition-related Items (Net of Tax) ROAA 1.03% 0.76% 0.69% 0.63% 0.98% 0.83% 0.78% Impact of Income Tax Reform-related Expense 0.00% 0.00% 0.00% 0.28% 0.00% 0.00% 0.00% Impact of Restructuring-related Items (Net of Tax) 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% Impact of Acquisition-related Items (Net of Tax) 0.00% 0.00% 0.00% 0.00% 0.02% 0.00% 0.02% ROAA, Excluding Income Tax Reform-related Expense 1.03% 0.76% 0.69% 0.91% 1.00% 0.83% 0.80% and Acquisition-related Items (Net of Tax) ROAE 11.32% 8.74% 7.44% 6.59% 10.19% 9.22% 8.24% Impact of Income Tax Reform-related Expense 0.00% 0.00% 0.00% 2.93% 0.00% 0.00% 0.00% Impact of Restructuring-related Items (Net of Tax) 0.00% 0.01% 0.00% 0.00% 0.00% 0.00% 0.00% Impact of Acquisition-related Items (Net of Tax) 0.00% 0.00% (0.02)% 0.03% 0.16% (0.01)% 0.09% ROAE, Excluding Income Tax Reform-related Expense 11.32% 8.75% 7.42% 9.55% 10.35% 9.21% 8.33% and Acquisition-related Items (Net of Tax) ROATE 11.91% 9.23% 7.86% 6.96% 10.76% 9.72% 8.74% Impact of Income Tax Reform-related Expense 0.00% 0.00% 0.00% 3.09% 0.00% 0.00% 0.00% Impact of Restructuring-related Items (Net of Tax) 0.00% 0.01% 0.00% 0.00% 0.00% 0.00% 0.00% Impact of Acquisition-related Items (Net of Tax) 0.00% 0.00% (0.03)% 0.03% 0.18% 0.00% 0.10% ROATE, Excluding Income Tax Reform-related Expense 11.91% 9.24% 7.83% 10.08% 10.94% 9.72% 8.84% and Acquisition-related Items (Net of Tax) Efficiency Ratio 64.62% 69.97% 72.84% 66.10% 64.88% 69.00% 69.64% Impact of Acquisition-related Items 0.00% (0.01)% 0.09% (0.12)% (0.62)% 0.03% (0.33)% Impact of Restructuring-related expenses 0.00% (0.03)% 0.00% 0.00% 0.00% (0.02)% 0.00% Efficiency Ratio, Excluding Acquisition-related Items 64.62% 69.93% 72.93% 65.98% 64.26% 69.01% 69.31% (Net of Tax) p. 43

Non-GAAP Financial Measures Core Net Income Mortgage Banking Quarter Ended 9 Months Ended $ Thousands Sep. 30, Jun. 31, Mar. 31, Dec. 30, Sep. 30, Sep. 30, Sep. 30, 2018 2018 2018 2017 2017 2018 2017 Net Income $(4,732) $(4,801) $(4,340) $25,554 $(123) $(13,874) $1,331 Impact of Income Tax Reform-related Benefit - - - (27,486) - - - Impact of Restructuring-related Items (Net of Tax) 414 5,431 (230) (169) 2,520 5,615 2,587 Net Income, Excluding Income Tax Reform-related Tax $(4,318) $630 $(4,570) $(2,101) $2,397 $(8,259) $3,918 Benefit and Restructuring-related Expenses (Net of Tax) ROAA (2.59)% (2.40)% (2.35)% 10.22% (0.05)% (2.44)% 0.20% Impact of Income Tax Reform-related Benefit 0.00% 0.00% 0.00% (11.00)% 0.00% 0.00% 0.00% Impact of Restructuring-related Items (Net of Tax) 0.23% 2.72% (0.12)% 0.78% 0.97% 0.99% (0.20)% ROAA, Excluding Income Tax Reform-related Tax Benefit (2.36)% 0.32% (2.47)% 0.00% 0.92% (1.45)% 0.00% and Restructuring-related Expenses (Net of Tax) ROATE (12.27)% (10.60)% (12.18)% 71.46% (0.35)% (11.61)% 1.30% Impact of Income Tax Reform-related Benefit 0.00% 0.00% 0.00% (76.87)% 0.00% 0.00% 0.00% Impact of Restructuring-related Items (Net of Tax) 1.08% 11.99% (0.65)% (0.47)% 7.17% 4.70% (1.30)% ROATE, Excluding Income Tax Reform-related Tax (11.19)% 1.39% (12.83)% (5.88)% 6.82% (6.91)% 0.00% Benefit and Restructuring-related Expenses (Net of Tax) Efficiency Ratio 110.82% 110.95% 110.13% 104.31% 100.11% 110.64% 99.18% Impact of Restructuring-related Items (1.03)% (10.70)% 0.52% 0.40% (5.00)% (4.12)% (1.77)% Efficiency Ratio, Excluding Restructuring-related 109.79% 100.25% 110.65% 104.71% 95.11% 106.52% 97.41% Expenses (Net of Tax) p. 44

Non-GAAP Financial Measures Segment Core Earnings Contribution For the twelve months ended For the twelve months ended (dollars in thousands, except share data) Dec. 31, 2012 Dec. 31, 2013 Dec. 31, 2014 Dec. 31, 2015 Dec. 31, 2016 Dec. 31, 2017 (dollars in thousands, except share data) Dec. 31, 2012 Dec. 31, 2013 Dec. 31, 2014 Dec. 31, 2015 Dec. 31, 2016 Dec. 31, 2017 Commercial and Consumer Banking Segment: HomeStreet, Consolidated Net income (loss) (12,703) 5,973 14,748 18,017 30,800 42,061 Net income (loss) 82,126 23,809 22,259 41,319 58,151 68,946 Impact of income tax reform-related expense - - - - - 4,160 Impact of income tax reform-related expense - - - - - (23,326) Impact of acquisition-related items (net of tax) and bargain Impact of restructuring-related items (net of tax) - - - - - 2,418 purchase gain - 2,957 1,986 3,018 4,638 391 Impact of acquisition-related items (net of tax) and bargain Core Net income (loss), excluding income tax reform-related expense purchase gain - 2,957 1,986 3,018 4,638 391 (12,703) 8,930 16,734 21,035 35,438 46,612 and acquisition-related items (net of tax) Core Net income (loss), excluding income tax reform-related expense 82,126 26,766 24,245 44,337 62,789 48,429 and acquisition-related items (net of tax) ROATE (7.74)% 3.11% 6.86% 6.09% 7.08% 8.27% Impact of income tax reform-related expense 0.00% 0.00% 0.00% 0.00% 0.00% 0.82% ROATE 38.86% 9.67% 8.09% 9.78% 10.82% 10.68% Impact of acquisition-related items (net of tax) and bargain Impact of income tax reform-related expense 0.00% 0.00% 0.00% 0.00% 0.00% (3.61)% 0.00% 1.54% 1.35% 0.98% 1.06% 0.10% purchase gain Impact of restructuring-related items (net of tax) 0.00% 0.00% 0.00% 0.00% 0.00% 0.37% Core ROATE, excluding income tax reform-related expense and Impact of acquisition-related items (net of tax) and bargain (7.74)% 4.65% 8.21% 7.07% 8.14% 9.19% 0.00% 1.20% 0.72% 0.72% 0.86% 0.06% acquisition-related items (net of tax) purchase gain Core ROATE, excluding income tax reform-related expense and 38.86% 10.87% 8.81% 10.50% 11.68% 7.50% ROAA (0.67)% 0.27% 0.57% 0.51% 0.64% 0.74% acquisition-related items (net of tax) Impact of income tax reform-related expense 0.00% 0.00% 0.00% 0.00% 0.00% 0.07% Impact of acquisition-related items (net of tax) and bargain ROAA 3.42% 0.88% 0.69% 0.91% 1.01% 1.05% 0.00% 0.15% 0.08% 0.08% 0.10% 0.01% purchase gain Impact of income tax reform-related expense 0.00% 0.00% 0.00% 0.00% 0.00% (0.35)% Core ROAA, excluding income tax reform-related expense and Impact of restructuring-related items (net of tax) 0.00% 0.00% 0.00% 0.00% 0.00% 0.04% (0.67)% 0.42% 0.65% 0.59% 0.74% 0.82% acquisition-related items (net of tax) Impact of acquisition-related items (net of tax) and bargain 0.00% 0.10% 0.07% 0.06% 0.08% (0.01)% purchase gain Efficiency ratio 107.65% 89.06% 79.29% 82.07% 72.95% 68.68% Core ROAA, excluding income tax reform-related expense and 3.42% 0.98% 0.76% 0.97% 1.09% 0.73% Impact of acquisition-related items (net of tax) and bargain acquisition-related items (net of tax) 0.00% (6.12)% (3.03)% (7.22)% (3.76)% (0.27)% purchase gain Core Efficiency ratio, excluding income tax reform-related expense and Efficiency ratio 61.45% 86.54% 88.63% 85.33% 82.40% 86.79% 107.65% 82.94% 76.26% 74.85% 69.19% 68.41% acquisition-related items Impact of restructuring-related items 0.00% 0.00% 0.00% 0.00% 0.00% (0.73)% Impact of acquisition-related items (net of tax) and bargain 0.00% (1.72)% (1.07)% (2.36)% (1.32)% (0.13)% purchase gain Mortgage Banking Segment: Core Efficiency ratio, excluding income tax reform-related expense and 61.45% 84.82% 87.56% 82.97% 81.08% 85.93% Net income (loss) 94,829 17,836 7,511 23,302 27,351 26,885 acquisition-related items Impact of income tax reform-related expense - - - - - (27,486) Impact of restructuring-related items (net of tax) - - - - - 2,418 Core Net income (loss), excluding income tax reform-related expense 94,829 17,836 7,511 23,302 27,351 1,817 and acquisition-related items (net of tax) ROATE 200.77% 32.79% 10.54% 18.68% 26.78% 19.45% Impact of income tax reform-related expense 0.00% 0.00% 0.00% 0.00% 0.00% (19.89)% Impact of restructuring-related items (net of tax) 0.00% 0.00% 0.00% 0.00% 0.00% 1.75% Core ROATE, excluding income tax reform-related expense and 200.77% 32.79% 10.54% 18.68% 26.78% 1.31% acquisition-related items (net of tax) ROAA 18.83% 2.97% 1.19% 2.35% 2.79% 2.91% Impact of income tax reform-related expense 0.00% 0.00% 0.00% 0.00% 0.00% (2.97)% Impact of restructuring-related items (net of tax) 0.00% 0.00% 0.00% 0.00% 0.00% 0.26% Core ROAA, excluding income tax reform-related expense and 18.83% 2.97% 1.19% 2.35% 2.79% 0.20% acquisition-related items (net of tax) Efficiency ratio 50.06% 85.56% 93.75% 87.07% 87.54% 100.34% Impact of restructuring-related items 0.00% 0.00% 0.00% 0.00% 0.00% (1.28)% Core Efficiency ratio, excluding income tax reform-related expense and 50.06% 85.56% 93.75% 87.07% 87.54% 99.06% acquisition-related items p. 45